2Q 2025 Earnings Call 15 May 2025 Exhibit 99.2 (Furnished herewith)

2 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Forward-Looking Statements This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the Company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the Company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances, and other factors that are difficult to predict and many of which are outside of the Company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to the agricultural business cycle which can be unpredictable and affected by agriculture fundamentals, such as prices for commodities; the political and economic geographies in which we operate; international conflicts; adverse macroeconomic conditions impacting consumer practices, including demand for John Deere products; housing starts and supply, non-residential construction, and infrastructure investment; higher interest rates; higher provision for credit losses and write-offs; government policies relating to trade (e.g., increased and proposed tariffs announced by the U.S. government and potential retaliatory trade regulations); competitive markets; production schedules; the ability to execute business strategies; events that damage the company’s reputation or brand (including legal proceedings brought against the company); dealer practices and their ability to manage inventory (including used inventory and rental fleets) and distribute John Deere products; changes in U.S. and international laws and regulations; and changes in climate. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The Company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be viewed as a supplement to, and not in isolation from, or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 21

3 John Deere | 2Q 2025 Earnings Call | May 15, 2025 INVESTING IN OUR FUTURE COMMITMENT TO OUR CUSTOMERS EXECUTING OUR PLAN

4 John Deere | 2Q 2025 Earnings Call | May 15, 2025 2Q 2025 Results ($ millions except where noted) $15,235 $12,763 2Q 2024 2Q 2025 $13,610 $11,171 2Q 2024 2Q 2025 $2,370 $1,804 2Q 2024 2Q 2025 $8.53 $6.64 2Q 2024 2Q 2025 18% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 16% 24% 22% 23

5 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Production and Precision Ag 2Q 2025 Results $ in millions $6,581 $5,230 2Q 2024 2Q 2025 Net Sales 21% Operating Profit Comparison $1,148 ($610) ($92) ($8) $0 $1,650 $46 $32 $73 $57 2Q 2024 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2025 24

6 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Small Ag and Turf 2Q 2025 Results $ in millions $3,185 $2,994 2Q 2024 2Q 2025 Net Sales 6% Operating Profit Comparison $574 ($97) $0 ($4) $571 $23 $7 $28 $29 $17 2Q 2024 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2025 25

7 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Ag and Turf Industry Outlook (in units) – FY 2025 Source: Deere & Company forecast as of 15 May 2025 U.S. and CANADA LARGE AG ~30% EUROPE AG ~5% SOUTH AMERICA AG (tractors and combines) Flat U.S. and CANADA SMALL AG and TURF 10-15% ASIA AG Flat 26

8 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Production and Precision Ag Business Segment Outlook $ in millions Source: Deere & Company forecast as of 15 May 2025 21.7% FY 2024 FY 2025 Fcst $20,834 FY 2024 FY 2025 Fcst Net Sales Operating Margin 15.5-17.0% 15-20% 27

9 John Deere | 2Q 2025 Earnings Call | May 15, 2025 $10,969 FY 2024 FY 2025 Fcst Small Ag and Turf Business Segment Outlook $ in millions Source: Deere & Company forecast as of 15 May 2025 14.8% FY 2024 FY 2025 Fcst Net Sales Operating Margin 10-15% 11.5-13.5% 28

10 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Construction and Forestry 2Q 2025 Results $ in millions $3,844 $2,947 2Q 2024 2Q 2025 Net Sales 23% Operating Profit Comparison $379 ($244) ($53) ($14) ($12) ($2) $0 $668 $9 $27 2Q 2024 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2025 29

11 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Construction and Forestry Industry Outlook (in units) – FY 2025 Source: Deere & Company forecast as of 15 May 2025 GLOBAL ROADBUILDING Flat U.S. and CANADA CONSTRUCTION EQUIPMENT ~10% U.S. and CANADA COMPACT CONSTRUCTION EQUIPMENT ~5% GLOBAL FORESTRY Flat to down 5% 30

12 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Construction and Forestry Business Segment Outlook $ in millions Source: Deere & Company forecast as of 15 May 2025 15.5% FY 2024 FY 2025 Fcst $12,956 FY 2024 FY 2025 Fcst Net Sales Operating Margin 10-15% 8.5-11.5% 31

13 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Financial Services Net Income – Results and Outlook $ in millions Source: Deere & Company forecast as of 15 May 2025 $162 $161 2Q 2024 2Q 2025 Quarter Results Fiscal Year Outlook $696 $750 FY 2024 FY 2025 Fcst ~ 32

14 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $4.75-5.50B 20-22% FY 2025 FORECAST Net Operating Cash Flow* $4.5-5.5B *Equipment Operations Source: Deere & Company forecast as of 15 May 2025 Other Research and Development Expenses* Capital Expenditures* Down slightly ~$1.4B 33

15 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Appendix 34

16 John Deere | 2Q 2025 Earnings Call | May 15, 2025 U.S. Sourcing by Geography Complete Goods Components United States 79% Europe 9% Mexico 5% India 3% Japan 3% RoW 1% United States 76% Mexico 10% Europe 6% Japan 2% China 2% India 1% Canada 1% RoW 2% Note: Complete Goods shown as a percent of FY25E U.S. net sales. Note: Direct materials shown as a percent of FY25E U.S. COGS. 35

17 John Deere | 2Q 2025 Earnings Call | May 15, 2025 April 2025 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 11% More than the industry 2WD Tractors (40 < 100 PTO hp) 9% More than the industry 2WD Tractors (100+ PTO hp) 22% More than the industry 4WD Tractors 17% More than the industry Combines 24% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2025 2024 2WD Tractors (100+ PTO hp) 31% 31% Combines 17% 15% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 36

18 John Deere | 2Q 2025 Earnings Call | May 15, 2025 April 2025 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Single digit Earthmoving and Forestry High single digit 37

19 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 38

20 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Brazil Investor Day 2025 10 June 2025 12:00 p.m. Central Time Join us virtually at www.investor.deere.com Opportunity | Foundation | Growth 39

21 John Deere | 2Q 2025 Earnings Call | May 15, 2025 Deere & Company’s 3Q 2025 earnings call is scheduled for 9:00 a.m. Central Time on Thursday, 14 August 2025. 40